UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: July 18, 2011

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 18, 2011, Kodiak Oil & Gas Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), with Credit Suisse Securities (USA) LLC, as the representative for the several underwriters (“Underwriters”), to issue and sell to the Underwriters an aggregate of 24,000,000 shares of its common stock, no par value (the “Common Stock”). Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to an additional 3,600,000 shares of Common Stock.  The closing of the transaction is expected to take place on July 22, 2011, subject to satisfaction of customary closing conditions.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The description of the Underwriting Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Underwriting Agreement.

Item 7.01 Regulation FD Disclosure.

On July 18, 2011, Kodiak Oil & Gas Corp. issued a press release announcing that it upsized and priced its public offering of common stock. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained under this Item 7.01, including exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information contained under this Item 7.01 be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 18, 2011 between the Company and Credit Suisse Securities (USA) LLC, as the representative of several underwriters named therein.

5.1	Opinion of Miller Thomson LLP as to the validity of the Common Stock

23.1	Consent of Miller Thomson LLP (included in Exhibit 5.1)

99.1	Press release of Kodiak Oil & Gas Corp. dated July 18, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

By:	/s/ James P. Henderson
James P. Henderson
Chief Financial Officer

Date: July 18, 2011

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 18, 2011 between the Company and Credit Suisse Securities (USA) LLC, as the representative of several underwriters named therein.

5.1	Opinion of Miller Thomson LLP as to the validity of the Common Stock

23.1	Consent of Miller Thomson LLP (included in Exhibit 5.1)

99.1	Press release of Kodiak Oil & Gas Corp. dated July 18, 2011